UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D.C., 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 10, 2002


                       CRYSTALIX GROUP INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


            Nevada                                              65-0142472
(State of other jurisdiction of                              (I.R.S.Employer
 incorporation or organization)                           Identification Number)


                               5720 South Arville
                                    Suite 114
                             Las Vegas, NEVADA 89118
               (Address of Principal Executive Office) (Zip Code)


                                  702-220-6581
                (Registrant's Executive Office Telephone Number)


                             AMERICABILAI.COM, INC.
            (Former name or former address, if changed since last report)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     Not applicable.

ITEM 5. OTHER EVENTS

     The Company on November 14, 2002, signed a letter of intent to acquire LazerTek Designs, Inc. and LazerTek Designs, LTD. both Nevada corporations for consideration consisting of a combination of Americabilia stock, loans and direct payments. The closing of the acquisition was origninally scheduled for November 22, 2002. Such closing has been delayed and is now expected to occur prior to January 1, 2003.

     The Company has received its new cusip and stock symbol related to its name change.

     The Company has signed a letter of intent to enter into an investment banking relationship.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Not applicable.

ITEM 8. CHANGE IN FISCAL YEAR

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRYSTALIX GROUP INTERNATIONAL, INC.

                                        By /s/ Marc Janssens
                                           -------------------------------------
                                           Marc Janssens, Secretary

Date: December 11, 2002